FORWARD FUNDS

Forward Asia Ex-Japan Equities Fund

Forward Eastern Europe Equities Fund

Supplement dated March 18, 2008

(to the Forward Asia Ex-Japan Equities Fund and Forward Eastern Europe Equities Fund Prospectus and Statement of Additional Information (“SAI”) dated December 26, 2007)

Funds to be Operated as Non-Diversified Funds

Effective immediately, the Forward Asia Ex-Japan Equities Fund and the Forward Eastern Europe Equities Fund will be operated as “non-diversified” funds. The following is added to pages 3 and 8 of the Prospectus as a “Principal Risk” of investing in each Fund:

• Non-Diversification

The Fund is a non-diversified fund, which means it is subject to relaxed limits on the percentage of its assets that may be invested in the securities of a single issuer. The Fund must, however, comply with tax diversification regulations, which require it to be diversified at each quarter end with respect to at least half of its assets.

As a “non-diversified” mutual fund, the Fund has the ability to invest a larger percentage of its assets in the stock of a smaller number of companies than a “diversified” fund. Because the appreciation or depreciation of a single portfolio security may have a greater impact on the net asset value of the Fund, the net asset value per share of the Fund can be expected to fluctuate more than that of a comparable diversified fund.

Effective immediately, all references to the Forward Asia Ex-Japan Equities Fund and the Forward Eastern Europe Equities Fund being “diversified” funds are deleted from the Prospectus and SAI.

Change in Fee Waivers for Class A and Class C Shares

Effective immediately, the following information replaces the information in footnote (3) to the Annual Fund Operating Expenses table for the Forward Asia Ex-Japan Equities Fund on page 4 of the Prospectus:

(3)

The Fund’s investment advisor has contractually agreed to waive a portion of its fees and reimburse other expenses until April 30, 2008 in amounts necessary to limit the Fund’s operating expenses (exclusive of brokerage costs, interest, taxes, dividends and extraordinary expenses)

for Class A, Class C, Institutional Class and Investor Class shares to an annual rate (as a percentage of the Fund’s average daily net assets) of 1.70%, 2.25%, 1.35% and 1.70%, respectively. Effective May 1, 2008, the Fund’s investment advisor has contractually agreed to waive a portion of its fees and reimburse other expenses until April 30, 2009 in amounts necessary to limit the Fund’s operating expenses (exclusive of brokerage costs, interest, taxes, dividends and extraordinary expenses) for Class A, Class C, Institutional Class and Investor Class shares to an annual rate (as a percentage of the Fund’s average daily net assets) of 1.85%, 2.30%, 1.35% and 1.70%, respectively. Pursuant to these agreements, the Fund will reimburse the investment advisor for any fee waivers and expense reimbursements made by the investment advisor, provided that any such reimbursements made by the Fund to the investment advisor will not cause the Fund’s expense limitation to exceed the expense limitation in existence at the time the expenses were incurred or at the time of reimbursement, whichever is lower, and the reimbursement is made within three years after the expenses were incurred.

Effective immediately, the following information replaces the information in footnote (3) to the Annual Fund Operating Expenses table for the Forward Eastern Europe Equities Fund on page 10 of the Prospectus:

(3)

The Fund’s investment advisor has contractually agreed to waive a portion of its fees and reimburse other expenses until April 30, 2008 in amounts necessary to limit the Fund’s operating expenses (exclusive of brokerage costs, interest, taxes, dividends and extraordinary expenses) for Class A, Class C, Institutional Class and Investor Class shares to an annual rate (as a percentage of the Fund’s average daily net assets) of 1.85%, 2.40%, 1.50% and 1.85%, respectively. Effective May 1, 2008, the Fund’s investment advisor has contractually agreed to waive a portion of its fees and reimburse other expenses until April 30, 2009 in amounts necessary to limit the Fund’s operating expenses (exclusive of brokerage costs, interest, taxes, dividends and extraordinary expenses) for Class A, Class C, Institutional Class and Investor Class shares to an annual rate (as a percentage of the Fund’s average daily net assets) of 2.00%, 2.45%, 1.50% and 1.85%, respectively. Pursuant to these agreements, the Fund will reimburse the investment advisor for any fee waivers and expense reimbursements made by the investment advisor, provided that any such reimbursements made by the Fund to the investment advisor will not cause the Fund’s expense limitation to exceed the expense limitation in existence at the time the expenses were incurred or at the time of reimbursement, whichever is lower, and the reimbursement is made within three years after the expenses were incurred.

Effective immediately, the following table and information replaces the table and information on page 11 of the SAI:

Fund	Effective Date	End Date	Expense Limit

Forward Asia Ex-Japan Equities Fund – Investor	December 26, 2007	April 30, 2008	1.70%
Forward Asia Ex-Japan Equities Fund – Institutional	December 26, 2007	April 30, 2008	1.35%
Forward Asia Ex-Japan Equities Fund – Class A	December 26, 2007	April 30, 2008	1.70%
Forward Asia Ex-Japan Equities Fund – Class C	December 26, 2007	April 30, 2008	2.25%
Forward Eastern Europe Equities Fund – Investor	December 26, 2007	April 30, 2008	1.85%
Forward Eastern Europe Equities Fund – Institutional	December 26, 2007	April 30, 2008	1.50%
Forward Eastern Europe Equities Fund – Class A	December 26, 2007	April 30, 2008	1.85%
Forward Eastern Europe Equities Fund – Class C	December 26, 2007	April 30, 2008	2.40%

Fund	Effective Date	End Date	Expense Limit

Forward Asia Ex-Japan Equities Fund – Investor	May 1, 2008	April 30, 2009	1.70%
Forward Asia Ex-Japan Equities Fund – Institutional	May 1, 2008	April 30, 2009	1.35%
Forward Asia Ex-Japan Equities Fund – Class A	May 1, 2008	April 30, 2009	1.85%
Forward Asia Ex-Japan Equities Fund – Class C	May 1, 2008	April 30, 2009	2.30%
Forward Eastern Europe Equities Fund – Investor	May 1, 2008	April 30, 2009	1.85%
Forward Eastern Europe Equities Fund – Institutional	May 1, 2008	April 30, 2009	1.50%
Forward Eastern Europe Equities Fund – Class A	May 1, 2008	April 30, 2009	2.00%
Forward Eastern Europe Equities Fund – Class C	May 1, 2008	April 30, 2009	2.45%

PAM Ltd has contractually agreed to waive its fees in the same proportion as the Investment Advisor in amounts necessary to limit the Funds’ operating expenses to the annual rate stated in the Prospectus provided that the net minimum fee payable to PAM Ltd by the Investment Advisor after June 30, 2008 will be 0.30%.

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